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                                Supplement to the
                    SCHWAB ANALYTICS FUND(R) PROSPECTUS dated
                                    2/28/01

A Special Meeting of Shareholders will be held on October 29, 2001, for the purpose of voting on a proposal to approve a new sub-advisory agreement between Charles Schwab Investment Management, Inc. (CSIM) and Symphony Asset Management LLC.

On July 16, 2001, The John Nuveen Company acquired Symphony Asset Management LLC, an affiliate of the Schwab Analytics Fund's sub-adviser, Symphony Asset Management, Inc. As a result of the acquisition, the individuals who provided sub-advisory services on behalf of Symphony Asset Management, Inc. now provide those services as employees of Symphony Asset Management LLC. As of the effective date of the acquisition, CSIM's sub-advisory agreement with Symphony Asset Management, Inc. was terminated, and CSIM entered into an interim agreement with Symphony Asset Management LLC. As required by the Investment Company Act of 1940 and rules of the Securities and Exchange Commission, the Board of Trustees has voted to submit for shareholder approval a proposed new sub-advisory agreement between CSIM and Symphony Asset Management LLC. The terms of the proposed new agreement are identical to the terms of the prior agreement, except for the effective date and the name of the sub-adviser.

The close of business on September 5, 2001, was designated as the record date for determining those shareholders entitled to notice of the meeting (and any adjournments thereof) and entitled to vote at the meeting. If you become a shareholder after September 5, 2001, you will not be entitled to vote at the special meeting.

Please retain this supplement for future reference.

REG21967 (8/29/01)